UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 12(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2011

Assured Equities V Corporation

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or formation)	000-53787	27-0611384 (I.R.S. Employer Identification No.)
77 Acorn Avenue, Talmo, GA (Address of principal executive offices)	Commission File Number	30575 (Zip Code)

Registrant's telephone number, including area code: (704) 361-2204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2011, Assured Equities, LLC (the “Seller”), a Utah Limited Liability Company, Incorporator, Founder and Sole Shareholder of Assured Equities V Corporation (the “Registrant”), with an address at 2211 12th Avenue East, Seattle, WA 98102 USA (the “Seller”), and Assured Equities IV Corporation with an address at 77 Acorn Avenue, Talmo, GA 30575, USA (the “Buyer”) collectively referred to as “Parties” or individually as “Party”, entered into a Material Definitive Agreement (the “Agreement”) for the acquisition of the Registrant by the Buyer.

Pursuant to the terms of the Agreement, Buyer agreed to purchase, for a total purchase price of Thirty-Thousand and 00/100 US dollars ($30,000.00) (the ‘Purchase Price’) all 100,000 shares of Common Stock issued by the Registrant to the Seller from the Seller, such 100,000 shares of Common Stock constituting One Hundred Percent (100%) of the Registrant’s issued and outstanding shares of Common Stock as of the date of the Agreement.

The Parties agreed to purchase terms as follows: Fifteen Thousand and no/100 dollars ($15,000) paid by Buyer to Seller at or before closing of the transaction and the issuance by the Seller to the Buyer of a non-interest bearing Promissory Note in the amount of Fifteen Thousand and no/100 dollars ($15,000) payable in two equal installments of Seven Thousand Five Hundred and no/100 dollars ($7,500) each.  The installments are due and payable on or before October 1, 2011 and on or before January 2, 2012.

Assured Equities IV has beneficial ownership of 100% of the Registrant’s Common Stock based upon 100,000 outstanding aggregate registered Common shares of stock issued and outstanding as of July 1, 2011 and as reflected in the Registrant's Stock Transfer Register. The 100,000 shares of Common Stock were issued to Assured Equities, LLC, incorporator, sole shareholder and seller, on August 10, 2009.   Assured Equities IV Corporation owns and controls 100% of all voting securities of Assured Equities IV Corporation.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Pursuant to the Agreement, On July 1, 2011, Assured Equities IV Corporation purchased all 100,000 shares of the Registrant’s Common and voting Stock from Seller (Assured Equities, LLC), the 100,000 shares of Common and voting Stock representing all of the issued and outstanding shares of Registrant’s Common and voting Stock, for a Purchase Price of Thirty Thousand and no/100 dollars ($30,000).  Assured Equities IV Corporation owns all (100%) of the Registrant’s issued and outstanding Common and voting Shares.  Assured Equities IV Corporation used Fifteen Thousand and no/100 dollars ($15,000) of its own funds for the acquisition and issued a non-interest bearing Promissory Note in the amount of Fifteen Thousand and no/100 dollars ($15,000) payable in two equal installments of Seven Thousand Five Hundred and no/100 dollars ($7,500) each.  The installments are due and payable on or before October 1, 2011 and on or before January 2, 2012 for the balance of the Purchase Price.

On July 1, 2011 and prior to the Change in Control of Registrant, Registrant’s Board of Directors held a Special Meeting and voted unanimously (all Board Members voting in the affirmative) to submit the acquisition of the Registrant to a vote of the shareholders of Registrant.  On July 1, 2011, at a Special Meeting of the shareholders of the Registrant, all 100% of the shareholder entitled to vote voted all of the voting shares (100%) in favor of the purchase of the Registrant by Assured Equities IV Corporation.

At the request of Buyer, Mr. William D. Kyle, Director, agreed to remain a Member of The Board of Directors of the Registrant after the closure of the purchase transaction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2011, the following Directors and Officers of Registrant voluntarily tendered their resignations, due to change in control of the Registrant, to be effective on July 1, 2011, which were accepted by the Registrant: (i) William D. Kyle, President and Treasurer, and (ii) Anne M. Kyle, Director and Secretary.

On July 1, 2011, the following Directors and Officers were elected to the Board of Directors of the Registrant by the Registrant’s shareholders (all 100% of the shareholders entitled to vote – voting; all 100% of the votes cast were cast in the affirmative): Mr. Cecil VanDyke, Director.

On July 1, 2011 at a Special Meeting of the Board of Directors of the Registrant, the following officers were elected: (i) Mr. Cecil VanDyke, President and Treasurer and (ii) Mr. William D. Kyle, Secretary.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 1, 2011 at a Special Meeting of Shareholders of the Registrant, the Shareholders unanimously approved the sale of the Registrant to Assured Equities IV Corporation.  All 100% of the shareholders entitled to vote cast their votes and all 100% of the votes cast were in favor of the sale of the company.

Additional matters submitted to a vote of the shareholders on July 1, 2011 were (i) the resignation of Anne M. Kyle as Director and Secretary and (ii) the Resignation of William D. Kyle as President and Treasurer.  All 100% of the shareholders entitled to vote cast their votes and all 100% of the votes cast were in favor of accepting (i) the resignation of Anne M. Kyle as Director and Secretary and (ii) the Resignation of William D. Kyle as President and Treasurer.

The shareholders also unanimously voted in favor Cecil VanDyke as Director, President and Treasure of Assured Equities V Corporation effective July 1, 2011.  All 100% of the shareholders entitled to vote cast their votes and all 100% of the votes cast were in favor of Cecil VanDyke as Director, President and Treasure of the Registrant.

VanDyke, 60, has over 30 years of accounting and finance experience with both privately held and publicly held companies. More recently (during the past 5 years), Mr. VanDyke has held the position of Controller for a privately held distribution company where he has been responsible for all of the company's financial, IT and personnel relationships.

There are no family relationships between Mr. VanDyke and any of our directors or executive officers.

Mr. VanDyke has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, the registrant does not have any employment agreement, other agreement or understanding with Mr. VanDyke.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Equities V Corporation

(Registrant)

Date: July 1, 2011

s/s William D. Kyle

William D. Kyle

Director

Definitive Purchase Agreement

Sale of Company: Assured Equities V Corporation

Date: June 30, 2011

DEFINITIVE PURCHASE AGREEMENT

SALE OF COMPANY: ASSURED EQUITIES V CORPORATION

THIS DEFINITIVE PURCHASE AGREEMENT (the “Agreement”), made as of this 30th day of June, 2011, by and between Assured Equities, LLC, a Utah LLC and Incorporator, Founder and Sole Shareholder of Assured Equities V Corporation (the “Corporation”), with an address at 2211 12th Avenue East, Seattle, WA 98102 USA (the “Seller”), and Assured Equities IV Corporation with an address at 77 Acorn Avenue, Talmo, GA 30575, USA (the “Buyer”) collectively referred to as “Parties” or individually as “Party”.

W I T N E S S E T H

WHEREAS, Seller is the record owner and holder of 100,000 shares (the “Shares”) of common stock with a par value of $0.001 [Ref: Common Stock Certificate No. C-1, Exhibit A] of the Corporation (the “Common Stock”), which constitute all of the Corporation’s capital stock issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit B, and;

WHEREAS, Buyer desires to purchase the Shares from Seller, and;

WHEREAS, the Seller desires to sell 100,000 of such Shares of Common Stock of the Corporation to the Buyer, which constitutes One Hundred Percent (100%) of the Corporation’s issued and outstanding shares as of the date of this Agreement, upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Shares, it is hereby agreed, as follows:

1.0

PURCHASE AND SALE OF SHARES

Subject to the terms and conditions of this Agreement, Buyer agrees to purchase at the Closing and the Seller agrees to sell to Buyer at the Closing, the Shares, for a total purchase price of Thirty-Thousand and 00/100 US dollars ($30,000.00) (the ‘Purchase Price’).

2.0

INITIAL DEPOSIT

At the signing of this Agreement, Buyer agrees to wire transfer to the designated banking coordinates of the Seller, as set forth in Exhibit C, but not later than the close of business on July 6, 2011, the sum of Ten Thousand and 00/100 US dollars ($10,000.00) as an initial deposit (the “Deposit”) against the delivery of the Shares by the Seller to the Buyer pursuant to this Agreement.  The balance due, Twenty Thousand and 00/100 US dollars ($20,000.00) (the “Balance Due”), will be due and payable as follows: (a) Five Thousand and 00/100 US dollars ($5,000) at Closing pursuant to this Agreement and (b) Fifteen Thousand and 00/100 US dollars ($15,000) payable in two equal payments of Seven-Thousand Five Hundred and 00/100 US Dollars ($7,500 each payment) pursuant to the Terms of the Promissory Note (the “Note”) attached as Exhibit C.  Buyer shall pay all wire transfer fees for the Deposit and Balance Due.  The Deposit is refundable only if Seller fails to execute and deliver all documents required to be executed and/or delivered by Seller under Section 4.0.  If, on the other hand, the Buyer fails to execute and deliver all documents required to be executed and/or delivered by Buyer, or fails to deliver the Purchase Price, under Section 4.0, the Buyer shall forfeit the Deposit and all funds paid to Seller and the Note shall become immediately due and payable.

2.1

Seller’s Banking Coordinates

With respect to the Closing and/or transfer of ownership of the Shares, nothing further will proceed, nor is Seller under any obligation to sell the Shares to Buyer hereunder, until the Deposit ($10,000 USD) successfully reaches the Seller’s Bank Account by Fed Wire transfer.

The Seller’s banking coordinates for receipt of the Deposit and Balance Due from Buyer are at Exhibit D.

3.0

CLOSING

Subsequent to the Seller’s receipt of the Deposit, the purchase and sale of the Shares shall take place as soon as reasonably practicable after satisfaction or waiver of all Closing conditions at the offices of the Seller, Assured Equities, LLC, 2211 12th Avenue East, Seattle, Washington 98102 on or before the 8th of July, 2011 with both the Seller and the Buyer appearing, at their sole discretion, to administer their respective roles, “remotely,” by telephonic means, or by means of the Internet or other technologies, or some combination of these methodologies.  All closing and transfer documents, including this Agreement, may be signed in electronic format which shall be considered as original.  At Closing:

A.

Seller shall deliver to the Buyer the Certificate of Incorporation of the Company in effect as of the date of this Agreement certified by the Secretary of State of the State of Florida;

B.

Seller shall deliver to the Buyer certificates, as of the most recent practicable dates as to the active status of the Company issued by the Secretary of State of the State of Florida;

C.

Seller shall deliver to the Buyer the (i) the By-laws of the Company and (ii) resolutions of the Board of Directors and (iii) Seller as the sole stockholder of the Company authorizing and approving all matters in connection with this Agreement, including resignation and replacement of board, resignation and replacement of officers, and the transactions contemplated hereby;

D.

Seller shall deliver to the Buyer a certificate for the Shares being purchased by such Buyer, registered in the name of Buyer;

E.

Seller shall deliver to the Buyer all accounting, banking and other financial records of the Corporation.

F.

Seller shall deliver to the Buyer the corporate seal of the Corporation.

G.

Buyer shall pay to the Seller the Purchase Price for the Shares being purchased by it in immediately available funds, by wire transfer pursuant to this Agreement; and

H.

Seller and Buyer shall execute and deliver a Cross-Receipt.

I.

Seller and Buyer shall each deliver to the other a certificate, signed by a duly authorized person, confirming that the representations and warranties of Seller and Buyer, respectively, in this Agreement are true and correct as of the Closing date and that all covenants and obligations of Seller and Buyer, respectively, under this Agreement that were required to have been performed prior to the Closing have been so performed.

3.1

Seller’s Role and Obligation

Upon receipt of Buyer’s Fed Wire in the amount of Fifteen Thousand and 00/100 U.S. Dollars ($15,000.00) by the Seller at or before Closing, Seller shall, accordingly, overnight by bonded courier the original set of the Seller’s Closing Documents to the Buyer immediately after the Closing Transaction.

3.2

Buyer’s Role and Obligation

Having satisfied the Deposit ($10,000.00 US Dollars) requirements under §2.0, supra, and prior to Closing, Buyer shall transfer, without deduction or delay (other than normal wire clearing delays), and by Fed Wire Transfer (in clean, clear and unencumbered U.S. Dollars) the sum of Five Thousand and 00/100 U.S. Dollars ($5,000.00) to the Seller’s designated escrow account.

4.0

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants that by selling the Shares to Buyer hereunder, it is selling, and is solely responsible and obligated hereunder to deliver, a reporting blank check shell company, as defined and established under Securities Exchange Act of 1934, as amended; that the Seller routinely (knowingly and purposefully) sells and transfers ownership (100%) of the Corporation with its final SEC acknowledgment pending so that said final acknowledgement is perfected, by the SEC, under the “new” ownership.

The Seller further represents and warrants that the Seller’s obligations hereunder continue until the Shares are fully transferred, and that: (i) the Seller, based on its research and experience, knows of no reason that would cause the SEC to withhold routine acknowledgment of the Corporation as a reporting blank check shell company; (ii) Seller has no current basis to believe that SEC approval will be withheld; (iii) in the event that the SEC requires certain actions or changes with respect to the Corporation or its public disclosures, the Seller will promptly cause such actions to be taken or changes to be made, or promptly notify Buyer that it is terminating this Agreement and will instruct the Escrow Agent to refund the Deposit.

The Seller, as sole shareholder of the Corporation, hereby further represents and warrants to Buyer as follows:

4.1

Corporate Formation

The Corporation is a corporation legally formed and organized and in good standing under the laws of the State of Florida, and has the corporate power and authority to carry on the business it is now executing.

4.2

Third Party Consent

Neither the Corporation nor the Seller requires any form of third party consent, authorization, or declaration, nor does this transaction, as contemplated, necessitate any notice to, or filing with, any government or regulatory authority for the Parties to undertake their respective actions hereunder except for the filing of a Form 8-K by the Corporation with the SEC after the Closing and the Buyer’s filing after the Closing with the State of Florida required filings such as the change in ownership, change in corporate governance and change of registered agent for the transaction contemplated by this Agreement.

4.3

Registration Statement (Form 10)

The Corporation has filed with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form 10 effective pursuant to the Securities Exchange Act of 1934, as Amended, and the Corporation meets the criteria of a reporting company, as established under Section 12(g) thereunder (Securities Exchange Act of 1934).  The Corporation is current on all reports required to be filed by it pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934.

4.4

Capitalization

The authorized capital stock of the Corporation (immediately prior to the Closing) consists of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 100,000 shares are issued and outstanding, and 50,000,000 shares of Preferred Stock, $0.001 par value per share, none of which shares are issued an outstanding.  The Shares comprise all of the issued and outstanding shares of Common Stock, and such Shares have been duly authorized and validly issued and are fully paid and nonassessable.  The Seller is the legal and beneficial owner of the Shares, and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.  Except as provided in this Agreement (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Corporation is authorized or outstanding, (ii) the Corporation has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Corporation, (iii) the Corporation has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Corporation.

All of the issued and outstanding shares of capital stock of the Corporation have been offered, issued and sold by the Corporation in compliance with applicable federal and state securities laws.

4.5

Subsidiaries, Etc.

The Corporation has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

4.6

Security Holders Lists and Agreements

Below is a true and complete list of the security holders of the Corporation, showing the number of shares of Common Stock or other securities of the Corporation held by each security holder as of the date of this Agreement and, in the case of options, warrants and other convertible securities, the exercise price thereof and the number and type of securities issuable thereunder:

Security Holder    Type and Number of Securities Held

Assured Equities, LLC

100,000 shares of Common Stock

Except as provided in this Agreement, there are no agreements, written or oral, between the Corporation and the Seller, or between the Seller and any third party, relating to the acquisition (including without limitation rights of first refusal, anti-dilution or pre-emptive rights), disposition, registration under the Securities Act of 1933, as amended (the “Securities Act”), or voting of the capital stock of the Corporation.

4.7

Authority for Agreement; No Conflict

The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary company action by the Seller.  This Agreement has been duly executed and delivered by the Seller and constitutes valid and binding obligation of the Seller enforceable in accordance with its respective terms.  The execution of and performance of the transactions contemplated by this Agreement and compliance with its respective provisions by the Seller will not, except as provided in such agreement, (a) conflict with or violate any provision of the Certificate of Incorporation or By-laws of the Corporation or the similar governing documents of the Seller, (b) except as set forth in Section 5.2, require on the part of the Corporation or Seller any filing with, or any permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a “Governmental Entity”), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Corporation or Seller is a party or by which the Corporation or Seller is bound or to which their respective assets are subject, (d) result in the imposition of any Security Interest upon any assets of the Corporation or Seller or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Corporation or Seller or any of their respective properties or assets.  For purposes of this Agreement, “Security Interest” means any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law).

4.8

Governmental Consents

No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any Governmental Entity is required on the part of the Seller in connection with the execution and delivery of this Agreement, or the offer, sale and delivery of the Shares, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing and such filings required to be made after the Closing under applicable federal and state securities laws.

4.9

Financial Statements

The Company has prepared financial statements that comply with United States generally accepted accounting principles (“GAAP”).

4.10

Assets

The total assets of the Corporation reflected on the last regularly prepared balance sheet of the Corporation prior to the date of this Agreement were one hundred and 00/100 dollars ($100.00) in cash.

4.11

Liabilities

The Corporation does not have any liabilities.

4.12

Taxes

The Corporation has no operations and no employees.  The Corporation has filed a U.S. Corporation Income Tax Return (Form 1120) and a State of Florida Corporate Income Tax Return on Form F-1120.  Neither the Corporation nor any of its Directors, Officers or Stockholders has ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the “Code”), that the Corporation be taxed as an S Corporation or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

4.13

Litigation

There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Seller’s knowledge, threatened, against the Corporation.  The Corporation is not subject to any outstanding judgment, order or decree.

4.14

Material Contracts and Obligations

The Corporation has no material agreements or commitments of any nature (whether written or oral).

4.15

Employees and Directors

The Corporation has no employees.  Effective upon the date of this Agreement, the Corporation’s Board of Directors consists of:

William D. Kyle, (Chairman of the Board)

Anne M. Kyle (Member, Board of Directors)

4.16

Books and Records

The minute books of the Corporation contain, in all material respects, complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof.  The stock ledger of the Corporation is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Corporation.

4.17

Voting and Disposive Power

William D. Kyle, as the sole Managing Member of Seller, has full voting and dispositive power with regard to all of the Shares.

4.18

Finder Or Broker Claims

No person or entity has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein, as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller.

4.19

 Corporate Information

The corporate information contained within Exhibit B hereto is true and correct.

5.0

Representations of the Buyer

Buyer hereby represents and warrants to Seller that:

5.1

Authority For Agreement: No Conflict

Buyer has full power and authority to enter into and to perform this Agreement in accordance with its terms.  Upon its execution and delivery, this Agreement will be valid and binding obligations of the Buyer, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies.  Buyer further warrants that the execution, delivery and performance of this Agreement is in compliance with, and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Buyer is a party or by which Buyer is bound.

5.2

Experience

Buyer has carefully reviewed the representations concerning the Corporation contained in this Agreement and has made detailed inquiry concerning the Corporation, its business and its personnel; the officers of the Corporation have made available to such Buyer any and all written information which he, she or it has requested and have answered to such Buyer’s satisfaction all inquiries made by such Buyer; and such

Buyer has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its purchase of the Shares and such Buyer is able financially to bear the risks thereof.

5.3

Solicitation

At no time was Buyer presented with, or solicited by or through any leaflet, public promotional message or any other form of general solicitation or advertising promoting the sale of the Shares.

5.4

Own Account

Buyer is acquiring the Shares for his, her or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, Buyer has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  Buyer acknowledges and consents that the Shares that are the subject of this Agreement are restricted securities within the meaning of applicable securities laws and, therefore, may not be transferred without registration with the SEC and applicable state securities regulators or exemptions from registration.

5.5

Recordings

Buyer, under penalty of perjury, hereby warrants that he, she or it will file any and all documents required by the State of Florida and the SEC to record the sale and transfer of ownership, and the change in corporate governance of the Corporation, in a timely and fully compliant manner.

5.6

Residence

The office or offices of the Buyer in which its purchase decision was made is located at the address or addresses of the Buyer set forth in Section 6.8 herein.

6.0

Miscellaneous

6.1

Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Neither Party may assign this Agreement without the express written consent of the other Party; however, such consent shall neither be unreasonably withheld nor delayed.

6.2

Confidentiality

Buyer agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose other than to evaluate the purchase of the Shares, any and all confidential, proprietary or secret information which such Buyer may obtain relating to Seller or Seller’s business (“Confidential Information”), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public; provided, however, that Buyer may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with the transactions contemplated hereby, (ii) to any affiliate of such Buyer or to a partner, stockholder or subsidiary of such Buyer, provided that such affiliate agrees in writing to be bound by the provisions of this Section 6.2, or (iii) as may otherwise be required by law, provided that the Buyer takes reasonable steps to minimize the extent of any such required disclosure.

6.3

Survival of Representations and Warranties

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby for a period of one year after the Closing.

6.4

Brokers

The Parties to this Agreement (i) represent and warrant to the other Party hereto that he, she or it has not retained a finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other Party harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

6.5

Severability

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

6.6

Specific Performance

In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, Buyer shall be entitled to specific performance of the agreements and obligations of the Seller hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

6.7

Governing Law

This Agreement shall be governed by, and construed and enforced in accordance with the internal laws of the State of Washington without regard to principles of conflicts of laws.  Each party irrevocably and unconditionally: (a) agrees that any legal proceeding relating to this Agreement must be brought in the State courts in King County, Washington, or the District Court of the United States, Western Washington District Court; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any proceeding in any such court; and (d) agrees that service of any court paper may be effected on it by mail, or in such other manner as may be provided under applicable laws or court rules in the State of Washington.

6.8

Notices

All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to Seller:

Assured Equities, LLC

2211 12th Avenue East

Seattle, WA 98102

Attn: Mr. William D. Kyle, Managing Member

If to Buyer:

Assured Equities IV Corporation

77 Acorn Avenue,

Talmo, GA 30575

Attn: Mr. Cecil VanDyke

6.9

Complete Agreement

This Agreement (including its Exhibits) constitutes the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

6.10

Amendments

No amendments or additions to this Agreement shall be binding unless in writing, signed by both Parties, except as herein otherwise provided.

6.11

Pronouns

Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

6.12

Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

6.13

Section Headings

The section headings are for the convenience of the Parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the Parties.

6.14

Gender And Number: Section Headings

Words importing a particular gender mean and include the other gender or business entity, as may be the case; also words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

6.15

Waiver

No waiver, or waiver of breach, of any provision or condition or this Agreement shall be deemed waiver of any similar or dissimilar provision or condition at the same time or any prior or subsequent time.

6.16

Publicity

Except as otherwise required by law, none of the Parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

6.17

Entire Agreement

This Agreement contains all of the terms agreed upon by the Parties with respect to the subject matter hereof.  This Agreement has been entered into after full investigation, and is a product of negotiations and that no inference should be drawn regarding the drafting of this document.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

Executed as of the date first written above.

s/s William D. Kyle

s/s Cecil VanDyke

Seller:

Assured Equities, LLC

Buyer:  Assured Equities IV Corporation

Mr. William Kyle, Managing Member

Mr. Cecil VanDyke, President and Director

2211 12th Avenue East, Seattle, WA 98102

77 Acorn Avenue, Talmo, GA 30575

Phone: 206-422-6677

Phone: 704-361-2204

Email: bill@assuredequities.com

Email: vpiweb@aol.com

Exhibit A: Common Stock Certificate C-1

NUMBER

C-1

Incorporated under the laws of the State of Florida

SHARES

100,000

ASSURED EQUITIES V CORPORATION

Total Authorized Issue 150,000,000 Shares

100,000,000 Shares $.001 Par Value
Common Stock

50,000,000 Shares $.001 Par Value
Preferred Stock

See Reverse for Certain Definitions

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE LAWS, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE AGENCIES PROMULGATED THEREUNDER.

This is to certify that *Assured Equities, LLC* is the owner of

One-Hundred Thousand (100,000)

Fully Paid and Non-Assessable Shares of Common Stock of
ASSURED EQUITIES V CORPORATION

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated

Secretary

President

CORPKIT, NEW YORK

Exhibit B: Corporate Profile

Assured Equities V Corporation

Offering Date: June 2011

Offering Price: $30,000.00 USD

Assured Equities V Corporation (the “Company”) was formed to pursue a business combination with a target company and to provide a method for a domestic or foreign private company to become a reporting company whose securities would be qualified for trading in the United States secondary market.  The Company has no operations; the Company has no employees.

Corporate Information

State / Month of Incorporation:

Florida, USA August 2009

Legal Name of Public Company:

Assured Equities V Corporation

SEC FILE / CIK Numbers:

CIK: 0001472374 / File: 000-53787

SEC Reporting Status:

Public reporting, current on all SEC filings.

SEC Form 10 Effective Date:

11/17/09

Total Assets (audited):

$100.00

Total/pending liabilities (audited):

-0-

Net equity (audited):

$100.00

Underwriter:

Self

Date of fiscal year-end:

December 31

Stock Information

Stock Classes:

Common Stock

100,000,000, $0.001 par value Authorized

Preferred Stock

50,000,000, $0.001 par value Authorized

SEC Registered:

100,000,000 Common Shares

-0- Preferred Shares

Issued and Outstanding Shares:

100,000 Common Shares

Warrants / Options Outstanding:

None

Exhibit C: Promissory Note Between Seller and Buyer

PROMISSORY NOTE

Under the terms herein, this Promissory Note is dated and effective July 1, 2011.

1.

PROMISE TO PAY.

For value received, Assured Equities IV Corporation  (the “Maker”), represented by Mr. Cecil VanDyke, promises to pay Assured Equities, LLC (the “Holder”) Fifteen-Thousand and 00/100 US Dollars ($15,000.00) as specified below.

2.

PAYMENTS.

Maker will pay two (2) payments totaling Fifteen-Thousand and 00/100 US Dollars ($15,000.00) as follows: (i) one payment of Seven-Thousand Five Hundred and 00/100 US Dollars ($7,500) on or before October 1, 2011 and (ii) one payment of Seven-Thousand Five Hundred and 00/100 US Dollars ($7,500) on or before January 1, 2012.

3.

PREPAYMENT.

Maker may prepay all or any part of the Fifteen-Thousand and 00/100 US Dollars ($15,000.00) principal without penalty.

4.

INTEREST.

This Promissory Note bears no interest.

5.

SECURITY.

Maker agrees that until the principal owed under this promissory note is paid in full, this note will be secured by a security agreement and Uniform Commercial Code Financing statement giving Holder a security interest in the equipment, fixtures, inventory and accounts receivable of the business known as Assured Equities V Corporation.

6.

DUE ON SALE.

This Note may not be sold or transferred without the Holder’s consent.  Upon breach of this provision, Holder may declare all sums due under this Note immediately due and payable, unless prohibited by applicable law.

7.

ATTORNEYS’ FEES AND COSTS.

Maker shall pay all costs incurred by Holder in collecting sums due under this Note after a default, including reasonable attorneys’ fees, whether or not suit is brought.  If Maker or Holder sues to enforce this Note or obtain a declaration of its rights hereunder, the prevailing party in any such proceeding shall be entitled to recover its reasonable attorneys’ fees and costs incurred in the proceeding (including those incurred in any bankruptcy proceeding or appeal) from the non-prevailing party.

8.

WAIVER OF PRESENTMENTS.

Maker waives presentment for payment, notice of dishonor, protest and notice of protest.

9.

NON-WAIVER.

No failure or delay by Holder in exercising Holder’s rights under this Note shall be a waiver of such rights.

10.

SEVERABILITY.

If any clause or any other portion of this Note shall be determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other clause or portion of this Note, all of which shall remain in full force and effect.

11.

INTEGRATION

There are no verbal or other agreements which modify or affect the terms of this Note.  This Note may not be modified or amended except by written agreement signed by Maker and Holder.

12.

CONFLICTING TERMS.

In the event of any conflict between the terms of this Note or other instruments securing payment of this Note, the terms of this Note shall prevail.

13.

EXECUTION

Each Maker executes this Note as a principal and not as a surety.  If there is more than one Maker, each such Maker shall be jointly and severally liable under this Note.

14.

COMMERCIAL PROPERTY.

Maker represents and warrants to Holder that the sums represented by this Note are being used for business, investment or commercial purposes, and not for personal, family or household purposes.

15.

DEFINITIONS.

The word Maker shall be construed interchangeably with the words Maker or Payer and the word Holder shall be construed interchangeably with the words Holder or Payee.  In this Note, singular and plural words shall be construed interchangeably as may be appropriate in the context and circumstances to which such words apply.

16.

ADDITIONAL TERMS AND CONDITIONS

None

17.

GOVERNING LAW.

This Note shall be governed by, and construed and enforced in accordance with the internal laws of the State of Washington without regard to principles of conflicts of laws.  Each party irrevocably and unconditionally: (a) agrees that any legal proceeding relating to this Note must be brought in the State courts in King County, Washington, or the District Court of the United States, Western Washington District Court; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any proceeding in any such court; and (d) agrees that service of any court paper may be effected on it by mail, or in such other manner as may be provided under applicable laws or court rules in the State of Washington.

18.

NOTICES

All notices, requests, consents, and other communications under this Note shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to Holder:

Assured Equities, LLC

2211 12th Avenue East

Seattle, WA 98102

Attn: Mr. William D. Kyle, Managing Member

If to Maker:

Assured Equities IV Corporation

77 Acorn Avenue

Talmo, GA 30575

Attn: Mr. Cecil VanDyke

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note.  No modification or indulgence by any Holder hereof shall be binding unless in writing and any indulgence on any one occasion shall not be an indulgence for any other or future occasion.  Any modification or change in terms, hereunder granted by any Holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf.  The rights of any Holder hereof shall be cumulative and not necessarily successive.  This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Washington.

SIGNATURE PAGE FOLLOWS

s/s Cecil VanDyke

Maker: Assured Equities IV Corporation, Date: June 30, 2011

Cecil VanDyke

s/s William D. Kyle

Holder:  Assured Equities, LLC, Date: June 30, 2011

William D. Kyle, Managing Member

Exhibit D: Seller’s Banking Coordinates

ASSURED EQUITIES, LLC

BANKING COORDINATES

(Left Blank For Privacy Reasons)